                                                                   EXHIBIT 10(a)

                  SECOND AMENDED AND RESTATED STOCK OPTION PLAN

                         FOR EXECUTIVE AND KEY EMPLOYEES

                                       OF

                                THE SANDS REGENT

              THE SANDS REGENT, a corporation organized under the laws of the State of Nevada, by resolution of the Board of Directors of the Company (the "Board") on August 14, 2000, adopted this Second Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent (the "Plan"). This Plan was originally adopted by the Board and approved by the shareholders of the Company in January 1985. The Plan was amended in 1990 and was amended and restated on September 16, 1992. This Second Amended and Restated Stock Option Plan incorporates amendments to the Amended and Restated Stock Option Plan, as adopted and effective on November 3, 1997, December 12, 1997, August 17, 1998 and August14, 2000. The purposes of this Plan are as follows:

              (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the capital stock of the Company and thus to benefit directly from its growth, development and financial success.

              (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, some of which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   DEFINITIONS

              Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1 - Board

              "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

              "Committee" shall mean the committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Company

              "Company" shall mean The Sands Regent or any successor corporation.

Section 1.5 - Director

              "Director" shall mean a member of the Board.

Section 1.6 - Employee

              "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Incentive Stock Option

              "Incentive Stock Option" shall mean an Option qualifying under
Section 422 of the Code and designated as such by the Committee.

Section 1.8 - Independent Director

              "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.9 - Non-Qualified Option

              "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.10 - Officer

              "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

Section 1.11 - Option

              "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.12 - Option Limit

               "Option Limit" shall mean Two Hundred Thousand (200,000) shares of Common Stock, as adjusted pursuant to Section 2.3 and 4.6 of the Plan, the method of counting such shares of Common Stock shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder.

Section 1.13 - Optionee

               "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

Section 1.14 - Parent Corporation

               "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15 - Plan

               The "Plan" shall mean this Second Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent, as amended and/or restated from time to time.

Section 1.16 - Pronouns

               The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.17 - Secretary

               "Secretary" shall mean the Secretary of the Company.

Section 1.18 - Section 162(m) Employee

               "Section 162(m) Employee" shall mean any Employee designated by the Board or Committee as a Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.19 - Subsidiary

               "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all such classes of stock in one of the other corporations in such chain.

Section 1.20 - Termination of Employment

               "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or a Subsidiary is terminated for any reason, including but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and then applicable Regulations and Revenue Rulings under said Section.

Section 1.21 - Termination of Directorship

               "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a member of the Board for any reason, including but not by way of limitation, a termination by resignation, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and question relating to Termination of Directorship with respect to each Independent Director.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

              The shares of stock subject to Options shall be shares of the Company's common stock, par value $.10 per share (the "Common Stock"). The aggregate number of shares of Common Stock which have been or may be issued upon exercise of Options granted under the Plan shall not exceed One Million One Hundred Thousand (1,100,000) shares.

              The maximum number of shares of Common Stock which may be subject to Options granted under the Plan to any Section 162(m) Employee in any calendar year shall not exceed the Option Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Option Limit.

Section 2.2 - Additional Shares

              If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder subject to the limitations of Section 2.1. Shares of Common Stock withheld or delivered in payment of the exercise price or tax withholding upon exercise of Options granted under this Plan may again be optioned hereunder subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

              In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and adjustments to the Option Limit.

Section 2.4 - Granting of Options to Independent Directors

              (a) During the term of the Plan, a person who continues as an Independent Director at the 1998 Annual Meeting of Shareholders of the Company automatically shall be granted (i) an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of the 1998 Annual Meeting of Shareholders of the Company, and (ii) an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of each annual meeting of shareholders following the 1998 Annual Meeting of Shareholders at which such Independent Director is re-elected to the Board or continues to serve on the Board; provided, however, that there shall be no grant of Options to an Independent Director pursuant to clause (i) if the date of the 1998 Annual Meeting of Shareholders is less than six months following the date of an initial grant of options to such Independent Director in connection with such Independent Director's initial appointment or election to the Board.

              (b) During the term of the Plan, a person who is initially elected or appointed to the Board on or after the effective date of this Section
2.4 (i.e., August 17, 1998) and is at the time of such election or appointment an Independent Director (i) may be granted, by the Board, an Option to purchase not more than twenty-five thousand (25,000) shares of Common Stock effective as of the date of such initial election or appointment to the Board and (ii) automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of each annual meeting of shareholders following such initial election or appointment to the Board at which the Independent Director is re-elected to the Board or continues to serve on the Board; provided, however, that there shall be no grant of Options to an Independent Director pursuant to clause (ii) if the annual meeting date referenced in clause (ii) is less than six months following the date of an initial grant of Options to such Independent Director pursuant to clause (i).

              (c) A member of the Board who is an employee of the Company but whose employment with the Company is terminated after the effective date of this
Section 2.4 (i.e., August 17, 1998) and who remains on the Board as an Independent Director after such terminated employment will not receive an initial Option grant pursuant to subparagraph (b)(i), but to the extent that he or she is otherwise eligible, will receive, after termination of employment with the Company, Options as described in subparagraph (b)(ii).

                                   ARTICLE III

                               GRANTING OF OPTIONS

Section 3.1 - Eligibility

              Any executive or other key Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Options.

Section 3.2 - Qualification of Incentive Stock Options

              No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

              (a) The Committee shall from time to time, in its absolute discretion:

                  (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                  (ii) Subject to the Option Limit, determine the number of shares to be subject to such Options granted to such selected executive or key Employees; and

                  (iii) Determine the terms and conditions of such Options, consistent with the Plan; and

                  (iv) Subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (v) Determine the terms and conditions of such Options, consistent with the Plan.

              (b) Upon the selection of an executive or key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

              (c) Notwithstanding the foregoing, Options may not be granted to executive or key Employees who are then Directors or Officers unless such grants comply with any applicable requirements of Rule 16b-3 and related applicable rules, as amended from time to time, promulgated under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

              Each Option shall be evidenced by a written Stock and Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

              (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

              (b) For the purpose of Section 4.2(a), the fair market value of a share of the Company's stock on the date the option is granted shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

              (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

              (b) Subject to the provisions of Sections 4.3(a), 4.3(c) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

              (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

              (d) Notwithstanding any other provision of this Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 4.4 - Expiration of Options

              (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten years from the date the Option was granted; or

                  (ii) In the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted.

No Non-Qualified Option may be exercised to any extent by anyone after the expiration of ten years and one day from the date the Option was granted.

              (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; except that if the option is exercised after the expiration of three (3) months from the date of Termination of Employment by reason other than death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the Option will not be considered an Incentive Stock Option but rather will be taxed as a Non-Qualified Option.

              Without limiting the generality of the foregoing, the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Consideration

              In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

Section 4.6 - Adjustments in Outstanding Options

              In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividends or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share; provided, however, that, in the case of Incentive Stock Options each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Exchange, Acquisition, Liquidation or
              Dissolution

              In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the

Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and condition as it deems appropriate, also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b), 4.3(d) and/or in any installment provisions of such Option.

Section 4.8 - Terms of Options Granted to Independent Directors

              Notwithstanding anything in the Plan to the contrary, the terms set forth in this Section 4.8 shall apply to Options granted to Independent Directors.

              (a) Each Option granted to an Independent Director shall be a Non-Qualified Option.

              (b) The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the fair market value of a share of Common Stock (as determined pursuant to the provisions of Section 4.2(b)) on the date the Option is granted.

              (c) Options granted to Independent Directors shall become exercisable in full on the first anniversary of the date of Option grant, without variation or acceleration hereunder except as provided in Section 4.7. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

              (d) No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of one (1) year following the date of the Optionee's death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code), retirement, resignation, failure to be re-elected, discharge or termination; or

                  (ii) The expiration of ten (10) years from the date the Option was granted.

              (e) The Board shall administer the Plan, and assume all duties of the Committee under the Plan, as to all Options granted to Independent Directors.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

              During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

              At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

              Any exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7.

              (a) Notice in writing signed by the Optionee or other person then entitled to exercise such option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

              (b) Full payment (in cash or check) must be made for the shares with respect to which such Option or portion thereof is exercised. The Committee (or the Board, in the case of Options granted to Independent Directors), however, may in its discretion:

                  (i) allow a delay in payment of not more than thirty (30) days following the date the Option, or portion thereof, is exercised; or

                  (ii) allow payment, in whole or in part, through the delivery of shares of the Company's Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a fair market value (as determined pursuant to the provisions of Section 4.2(b))on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) allow payment, in whole or in part, through the surrender of shares of the Company's Common Stock then issuable upon exercise of the Option having a fair market value (as determined pursuant to the provisions of Section 4.2(b)) on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the
        Code) and payable upon such terms as may be prescribed by the Committee (or the Board, in the case of Options granted to Independent Directors); or

                  (v) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price of the Option or exercised portion thereof; or

                  (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii),
        (iv) and (v).

              In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

              (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

              (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

              The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

              (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed, if the Company's stock is then publicly traded; and

              (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

              (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

              (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local laws in connection with the exercise of the Option, which in the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors) may be in the form of consideration used by the Optionee to pay for such shares under Section 5.3(b); and

              (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

              The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 - Committee

              The Committee shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) and shall consist solely of two or more Directors, appointed by and holding office at the pleasure of the Board. As to Option grants intended to qualify as performance-based compensation as described in
Section 162(m)(4)(c) of the Code, such Options shall be granted and administered by a committee consisting solely of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is an "outside director" for purposes of

Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 6.2 - Duties and Powers of the Committee and the Board

              It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

Section 6.3 - Majority Rule

              The Committee shall act by a majority of its members in office and the Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

              Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such person. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.1 - Options Not Transferable

              No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

              The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Committee or Board may, except as provided in Section 2.3, (i) increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, (ii) extend the limit imposed in this Section 7.2 on the period during which Options may be granted, (iii) amend or modify the Option Limit, or (iv) amend the Plan in any manner requiring shareholder approval under any applicable law, rule or regulation. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under an Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after August14, 2010.

Section 7.3 - Approval of Plan By Shareholders

              The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of any applicable law, rule or regulation. Options may be granted prior to any shareholder approval which may be required under any law or regulation; provided, however, that such options shall not be exercisable prior to the time the Plan, as amended, is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options granted pursuant to the terms of the Plan amendment shall thereupon be cancelled and become null and void.

Section 7.4 - Effect of Plan Upon Other Options and Compensation Plans

              The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

              Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of The Sands Regent on August 14, 2000, and was duly approved by the shareholders of The Sands Regent on November 6, 2000.

Executed this 6th day of November, 2000.


                                           /s/ PETE CLADIANOS III
                                               -----------------------------
                                               Pete Cladianos III, Secretary


Corporate Seal